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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2002


                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)


            Georgia                          0-23340                       62-0342590
-------------------------------     --------------------------     --------------------------------
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification No.)
incorporation or organization)



   504 Thrasher Street, Norcross, Georgia                                              30071
--------------------------------------------                                     ----------------
   (Address of principal executive offices)                                         (Zip code)




       Registrant's telephone number, including area code: (770) 448-2193



                                       N/A
          --------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit (99.1):   Statement Under Oath of Principal Executive Officer
                           dated August 14, 2002


         Exhibit (99.2):   Statement Under Oath of Principal Financial Officer
                           dated August 14, 2002


ITEM 9.  REGULATION FD DISCLOSURE


         On August 14, 2002, each of the Principal Executive Officer, James A, Rubright, and Principal Financial Officer, Steven C. Voorhees, of Rock-Tenn Company submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. Copies of these statements are attached hereto as Exhibits.

         On August 14, 2002, the Company filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ending June 30, 2002. In connection with such report, the Company submitted to the Securities and Exchange Commission the Certifications of the Principal Executive Officer and the Principal Financial Officer of the Company as required pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ROCK-TENN COMPANY
                                               (Registrant)




Date     August 14, 2002    By:            /s/ STEVEN C. VOORHEES
     -------------------       ---------------------------------------------
                               Steven C. Voorhees, Executive Vice-President
                                       and Chief Financial Officer
                                  (Principal Financial Officer, Principal
                                        Accounting Officer and duly
                                            authorized officer)



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                                INDEX TO EXHIBITS



EXHIBIT INDEX


Exhibit (99.1): Statement Under Oath of Principal Executive Officer dated August 14, 2002


Exhibit (99.2): Statement Under Oath of Principal Financial Officer dated August 14, 2002


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